SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                          / /
Filed by a Party other than the Registrant       / /

Check the appropriate box:

/ /   Preliminary Proxy Statement

/X/   Definitive Proxy Statement

/ /   Definitive Additional Materials

/ /   Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2

                                    KSW, Inc.
                (Name of Registrant as Specified in Its Charter)

                       JAMES OLIVIERO, ASSISTANT SECRETARY
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box);

/X/   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)     Title of each class of securities to which transaction applies:

       --------------------------------------------------------------

2)     Aggregate number of securities to which transaction applies:

       --------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)     Proposed maximum aggregate value of transaction:

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid:

2)     Form, Schedule or Registration Statement No.:

3)     Filing Party:

4)     Date Filed:
NOTES:

                                                    KSW, INC.
                                                37-16 23RD STREET
                                        LONG ISLAND CITY, NEW YORK 11101
                                             ----------------------

                                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                             TO BE HELD MAY 5, 1997
                                             -----------------------



Dear Fellow Stockholder:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of KSW, Inc., a Delaware corporation (the "Company"), will be held on May 5, 1997 at 2:00 p.m., at the Crowne Plaza Hotel at LaGuardia Airport, Flushing, New York, for the following purposes:

          1. To elect one Class II director, to serve for a term of three years until his successor shall have been duly elected and qualified ("Proposal 1");

          2. To ratify the appointment of Marden Harrison & Kreuter as independent auditors of the Company for the year 1997 ("Proposal 2"); and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof ("Proposal 3").

          Stockholders of record at the close of business on March 14, 1997 will be entitled to vote at the meeting.

          All Stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, in order that as many shares as possible may be represented at the meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.


                                                     Sincerely,


                                                     James Oliviero
                                                     Assistant Secretary


Long Island City, New York
Dated:  April 1, 1997

                                    KSW, INC.
                                37-16 23RD STREET
                        LONG ISLAND CITY, NEW YORK 11101
                                 (718) 361-6500
                             -----------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 5, 1997
                             -----------------------


                               GENERAL INFORMATION


SOLICITATION OF PROXIES. The accompanying proxy is solicited by and on behalf of the Board of Directors of KSW, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the Crowne Plaza Hotel at LaGuardia Airport, Flushing, New York, on May 5, 1997, at 2:00 p.m., New York time, and at any and all adjournments thereof.

The costs of solicitation will be borne by the Company. This proxy statement and the accompanying proxy are being sent to the stockholders of the Company on or about April 5, 1997. The annual report of the Company for the year 1996 (which includes the Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K) is enclosed herewith.

VOTING RIGHTS. Pursuant to the By-Laws, the Board of Directors has fixed the time and date for the determination of stockholders entitled to notice of and to vote at the meeting as of the close of business on March 14, 1997. Accordingly, only stockholders of record on such date and at such time will be entitled to vote at the meeting, notwithstanding any transfer of any stock on the books of the Company thereafter.

At the close of business on March 14, 1997, the Company had outstanding 5,542,978 shares of Common Stock, $.01 par value per share (the "KSWI Common Stock"), each of which entitled the holder to one vote. There were no issued shares held by the Company in its treasury. The affirmative plurality of the shares represented in person or by proxy at the meeting is required for the election of directors. For all other matters, the affirmative vote of the holders of a majority of the stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter and which has actually been voted is required for approval. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

A proxy may be revoked by the stockholder at any time prior to its being voted. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Secretary of the Company of a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

If a proxy is properly signed and is not revoked by the stockholder, the shares it represents will be voted at the meeting in accordance with the instructions of the stockholder. If the proxy is signed and returned without specifying choices, the shares will be voted in favor of the election as directors of the nominees listed on the following pages and in favor of Proposal 2. Votes are tabulated at the annual meeting by inspectors of election.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders must be received by the Company no later than January 27, 1998 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.


                                 STOCK OWNERSHIP

          The following table sets forth information as of April 1, 1997 relating to the beneficial ownership of KSWI Common Stock by (i) those persons known to the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each of the Company's directors, proposed directors and executive officers and (iii) all of the Company's directors, proposed directors and executive officers as a group.


NAME AND ADDRESS OF                NUMBER OF           PERCENTAGE
BENEFICIAL OWNER                     SHARES            OWNERSHIP

Susan Barnes                         647,913(1)          11.6%
541 Loring
Los Angeles, CA 90024

Floyd Warkol                       1,647,913(2)          29.7%
Meadow Lane
Purchase, NY 10577

Allen & Company                         385,000           6.8%
711 Fifth Avenue
New York, NY  10022

Burton Reyer                            405,000           7.3%
17 Foxwood Road
Kings Point, NY  11024

Robert Brussel                           25,000           .45%
365 Woodmere Blvd.
Woodmere, NY 11598

All executive officers                2,112,913            38%
and directors as a group


          As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). Accordingly, they may include shares owned by or for, among others, the wife, minor children or certain other relatives of such individual, as well as other shares as to which the individual has the right to acquire within 60 days after such date.

(1)     Includes shares owned by affiliates of Ms. Barnes.

(2) Includes Susan Barnes' shares over which Mr. Warkol has an irrevocable proxy. Also includes 78,000 shares owned by Mr. Warkol's wife in trust for their minor daughter, and 78,000 shares owned by Mr. Warkol's son as to which Mr. Warkol disclaims beneficial ownership.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE

The Certificate of Incorporation of the Company provides that KSWI's business shall be managed by a Board of Directors of not less than three and not more than twelve, with the exact number to be fixed by the Board of Directors from time to time. The Board of Directors of KSWI is divided into three classes:
Class I, Class II and Class III, with each class being as nearly equal in number as possible. The directors in each class serve terms of three years each and until their successors are elected and qualified.

The Board of Directors has unanimously nominated Robert Brussel for election as Class I directors of KSWI.. Mr. Brussel is currently a director of KSWI, appointed in January 1994. The nominee has consented to being named in this Proxy Statement and to serve if elected. If the nominee becomes unable to accept nomination or election, the persons named in the proxy may vote for a substitute nominee selected by the Board of Directors. KSWI's management, however, has no present reason to believe that any nominee listed below will be unable to serve as director, if elected.

The By-Laws of KSWI permit nominations of candidates for election to the Board of Directors to be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations made by stockholders (other than by the Board of Directors) must be made in writing and delivered or mailed to KSWI not less than 60 days prior to the date of a stockholders' meeting. Such notice must include the same information, to the extent known to the notifying stockholder, as that required to be stated by KSWI in its Proxy Statement with respect to the nominees of the Board of Directors. Any nominations which are not made in this manner or any votes cast at the Meeting for any candidate not duly nominated may be disregarded by the chairman of the Meeting.

If a quorum is present and voting, the two nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes are not counted in the election of directors.


NOMINEES

The following table sets forth certain information concerning the nominee for election as Class II director of KSWI and the continuing Class I and Class III directors of KSWI.

                                                   PRINCIPAL OCCUPATION OR POSITION,           DIRECTOR
      NAME                                AGE      OTHER DIRECTORSHIPS                           SINCE
-------------------------------------- ---------  ----------------------------------------    ------------
NOMINEE AS CLASS II DIRECTOR
TO SERVE UNTIL 2000

Robert Brussel (1)..................       54      Chief Financial Officer and Director          1994

CONTINUING CLASS III DIRECTORS
TO SERVE UNTIL 1998
Floyd Warkol........................       49      Chairman of the Board of Directors,           1994
                                                   President and Chief Executive Officer
Burton Reyer........................       62      Executive Vice President,                     1994
                                                   Secretary and Director
CONTINUING CLASS I DIRECTORS
TO SERVE UNTIL 1999

Armand P. D'Amato...................       53      Director                                      1995
Daniel Spiegel......................       72      Director                                      1996


(1)  Robert Brussel owns 25,000 shares of Common Stock and has options to acquire 25,000 shares of Common Stock.


There is no family relationship between any director or executive officer of the Company.

          Mr. Robert Brussel has been principally employed as Chief Financial Officer and Director of KSWI and Chief Financial Officer of its subsidiary KSW Mechanical Inc. since January 1994. From June 1988 to January 1994, he was principally employed as Chief Financial Officer of Kerby Saunders-Warkol, Inc.

          Mr. Floyd Warkol has been principally employed as Chairman of the Board since December 15, 1995 as President and Chief Executive Officer of KSWI and as Chairman and Chief Executive Officer of its subsidiary KSW Mechanical, Inc. since January 1994. From February 1987 to January 1994, he was principally employed as Chief Executive Officer of Kerby Saunders-Warkol, Inc.

          Mr. Burton Reyer has been principally employed as Executive Vice President and Secretary of KSWI since December 15, 1995 and as Vice President and Director of KSWI and as President and Chief Operating Officer of its subsidiary KSW Mechanical Inc. since January 1994. From December 1987 to January 1994, he was principally employed as Chief Operating Officer of Kerby Saunders-Warkol, Inc.

          Mr. Armand P. D'Amato was elected a director on June 27, 1996. He is an attorney and since 1994 has been President of the Lloyd Group, Inc., a consulting firm located in Long Island, New York. From 1976 to 1993, he was a partner at the law firm of Forchelli, Schwartz, Minco and Carlino.

          Mr. Daniel Spiegel was elected a director on June 27, 1996. He had been principally employed as Senior Vice President of Tishman Realty & Construction Company, Inc. from 1970 until March 1995. He is presently a consultant to various construction related companies.

BOARD MEETINGS AND COMMITTEES

          The Board of Directors held a total of four meetings in 1996, with each director present at all meetings. The Board of Directors has a Compensation Committee and an Audit Committee comprised of non-employee directors. The functions of the Compensation Committee include: study and analysis of and recommendations to the Board concerning salaries, incentives and other forms of compensation for directors, officers and other employees of the Company; and administrative oversight of various incentive compensation and benefit plans. The functions of the Audit Committee include: reviewing with independent auditors the plan and results of the auditing engagement; reviewing the scope and results of the Company's procedures for internal auditing; reviewing the independence of the auditors; considering the range of audit and non-audit services; and reviewing the adequacy of the Company's system of internal accounting controls.

          There were meetings of the Audit Committee and of the Compensation Committee on November 4, 1996.


                            COMPENSATION OF DIRECTORS

          No fees were paid for attendance at Board Committee meetings. During 1996, the Company paid its non-employee Directors each an annual fee of $12,000.


                           SUMMARY COMPENSATION TABLE


                            ANNUAL COMPENSATION                   LONG TERM COMPENSATION
                                                               AWARDS                                PAYOUTS

                                                                                   SECURITIES
NAME AND PRINCIPAL      FISCAL                      OTHER ANNUAL   RESTRICTED       UNDERLYING      LTIP        ALL OTHER
POSITION                YEAR    SALARY    BONUS     COMPENSATION      STOCK        OPTIONS/SARS    PAYOUTS     COMPENSATION
------------------      ----    ------    -----     ------------  --------------   ------------    -------     ------------

Floyd Warkol.........   1996    $550,000  $0           ------       ------          ------         ------         ------
President and Chief     1995    $525,000  $250,000     ------       ------          ------         -------        ------
Executive Officer

Burton Reyer.........   1996    $300,000  $0           ------       ------          ------         ------         ------
Vice President          1995    $287,500  $125,000     ------       ------          ------         ------         ------

Robert Brussel          1996    $135,000  $32,500      ------       ------          ------         ------         ------
Chief Financial
Officer                 1995    $125,000  $30,000      ------       ------          ------         ------         ------

James Oliviero          1996    $150,000  $32,500      ------       ------          ------         ------         ------
Director of             1995    $125,000  $25,000      ------       ------          ------         ------         ------
Investor Relations

EMPLOYMENT AGREEMENTS

          The Company and KSW Mechanical Inc. entered into a three-year employment contract and a non-competition agreement with Mr. Warkol as of January 1, 1994. The employment contract provides for base annual compensation of $500,000, increasing by $25,000 per annum. Mr. Warkol is also entitled to medical insurance, (disability insurance with payments equal to 60% of base compensation,) a $1 million policy of life insurance payable as directed by the employee (at a cost of $5,775 per year), $10,000 per year in club dues, and a car and chauffeur, and bonuses if, and when, declared by a two-thirds vote of the Company's Board of Directors. Mr. Warkol is entitled to terminate his employment for "good reason," i.e., a substantial change in the nature or status of his responsibilities or the person to whom he reports, in which event he is entitled to receive full pay and benefits for the remainder of the term of the contract. The Company is not entitled to discharge Mr. Warkol for disability until he has been disabled for 180 consecutive days. Mr. Warkol's estate is entitled to two-months pay in the event of his death. Mr. Warkol has agreed that he will not compete in the mechanical contracting business in the New York City metropolitan area for the term of his employment contract and for two years thereafter.

          The Company and KSW Inc. Mechanical entered into a three-year employment contract and a non-competition agreement with Mr. Reyer as of January 1, 1994. The employment contract provides for base annual compensation of $275,000, increasing by $12,500 per annum. Mr. Reyer is entitled to medical insurance, disability insurance with payments equal to 60% of base compensation, a $500,000 policy of life insurance payable as directed by the employee, $5,000 per year in club dues and bonuses if, and when, declared by a two-thirds vote of the Company's Board of Directors. Mr. Reyer is entitled to terminate his employment for good reason, i.e., a substantial change in the nature or status of his responsibilities or the person to whom he reports, in which event he is entitled to receive full pay and benefits for the remainder of the term of the contract. The Company is not entitled to discharge Mr. Reyer for disability until he has been disabled for 180 consecutive days. Mr. Reyer's estate is entitled to two-months pay in the event of his death.

          In December 1995, Mr. Warkol and Mr. Reyer agreed to extend their executive employment agreements for an additional two years, under similar terms and conditions. Messrs. Warkol and Reyer received salary increases of $25,000 in each of the two years.

                            OPTION/SAR GRANTS IN 1996

                                            Individuals Grants                     Potential Realizable Value
                                                                                   at Assumed Annual Rates of
                                                                                     Stock Price Appreciation    Grant Date
                                                                                          For Option Term          Value

                           Number of   Percent of Total
                          Securities     Options/SARs
                          underlying      Granted to     Exercise of
                          option/SARs    Employees in    Base Price     Expiration                               Grant Date
Name                      Granted (#)     Fiscal Year      ($/Sh)          Date       5% ($)    10% ($)       Present Value($)
----------------------    -----------     -----------      ------          ----       ------    -------       ----------------
Floyd Warkol
President and Chief
Executive Officer....           0             0%             $0           N/A             0         0              N/A

Burton Reyer
Vice President.......           0             0%             $0           N/A             0         0              N/A

Robert Brussel
Chief Financial
Officer..............           0             0%             $0           N/A             0         0              N/A

James Oliviero
Assistant Secretary,
Director of Investor
Relations............           0             0%             $0           N/A             0         0              N/A

The Company has not grant any stock appreciation rights ("SARs") since inception.


                     AGGREGATED OPTION/SAR EXERCISES IN 1996
                   AND OPTION/SAR VALUES AT DECEMBER 31, 1996


                                                                 Number of Securities     Value of Unexercised in-
                                                                Underlying Unexercised          the-Money
                                                                Options/SARs at Fiscal    Options/SARs at Fiscal
                   Shares Acquired                               Year-End (#)                  Year-End ($)
Name               on Exercise (#)      Value Realized ($)        Exercisable                Unexercisable
----               ---------------      ------------------        -----------                -------------
Floyd Warkol              0                      0                100,000/200,000           37,500/75,000
Burton Reyer              0                      0                50,000/100,000            18,750/37,500
Robert Brussel            0                      0                 8,333/16,667              3,125/6,250
James Oliviero            0                      0                 6,667/13,333              2,500/5,000

                       CERTAIN RELATED PARTY TRANSACTIONS

Susan Barnes, the owner of approximately 12% of KSWI's outstanding shares of Common Stock, has granted to Mr. Warkol an irrevocable proxy to vote all of the shares of KSWI Common Stock which were distributed to her, empowering Mr. Warkol, as President of KSWI, to vote these shares to elect members of the Company's Board of Directors and to vote in favor of or against any other matters that come before the stockholders of the Company.

Floyd Warkol, President of the Company and a foundation he controls jointly are the landlord on the Company's lease in Bronx, New York. The lease payments on such property were $103,000 for 1996.

INDEMNIFICATION

          Pursuant to a Distribution Agreement and an Indemnification Agreement, the Company indemnifies and holds Helionetics, Inc., a California corporation ("Helionetics"), its affiliates, successors and assigns and the officers, directors, partners, employees, agents and representatives of any of them, harmless from and against any and all assumed or contingent liabilities relating to or arising in connection with the business of the Company as conducted on the effective date of Distribution by Helionetics of its KSWI Common Stock to Helionetics shareholders. If such indemnity is unavailable for any reason the Company has agreed to contribute in respect of any such loss, claim, damage or liability on an equitable basis.

          The Distribution Agreement and an Indemnification Agreement further provide that effective upon the Distribution, Helionetics will indemnify and hold KSWI, its affiliates, successors and assigns and the officers, directors, partners, employees, agents and representatives of any of them, harmless from and against any and all liabilities arising under the Securities Act relating to distribution of the KSWI Common Stock without registration under such act.

          The Certificate of Incorporation provides that a director or officer of the Company may be indemnified by the Company to the full extent permitted by the Delaware General Corporation Law or any other applicable law.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
    AND COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons, the Company believes that all executive officers and directors of the Company complied with all applicable filing requirements.

          Susan Barnes, a beneficial owner of more than 10% of issued and outstanding KSWI Common Stock, has failed to file on a timely basis, reports required by Section 16(a) of the Securities Exchange Act, as amended, for the year ended December 31, 1996. On January 2, 1996, Susan Barnes sold 111,163 shares of her common stock to another party. On January 31, 1996, she sold 59,500 shares of her common stock to Allen & Company and 25,500 shares of her common stock to an Allen & Company Managing Director, Paul A. Gould. On May 6, 1996, Susan Barnes sold 98,882 shares of her common stock purportedly under Rule
144. On December 18, 1996, Susan Barnes sold 625,000 shares of KSW, Inc. stock in a private transaction in order to satisfy a judgment against Helionetics. 480,000 shares of this stock were purchased by Floyd Warkol and 145,000 shares were purchased by Burton Reyer. Ms. Barnes has failed to file a Form 4 or a Form 5 to report these transactions.


                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION


          The following report submitted by the Compensation Committee of the Board of Directors (the "Compensation Committee"), provides information regarding policies and practices concerning compensation of the Chief Executive Officer and other executive officers.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

          The Company's Compensation Committee has the responsibility for setting the compensation paid to the Chief Executive Officer and for final approval of the compensation paid to the other executive officers of the Company and its subsidiary, approving or disapproving the recommendation of the Chief Executive Officer as to such compensation. The Compensation Committee, which is comprised of the two non-employee Directors of the Company, determines the amount of shares and exercise prices for any stock option grants under the Company's 1995 Stock Option Plan, and the amount of the Company's matching contribution percentage under the Company's Retirement Savings 401(k) Plan. The Compensation Committee is responsible for recommending to the Board the overall Compensation plans which govern the compensation of the key executive officers, including the Chief Executive Officer of the Company. Executives are provided with a combination of one or more of the following types of compensation: salary, annual bonus and grants of stock options.

          SALARY: All executive officers are provided with a fixed annual salary that is reviewed on an annual basis by the Compensation Committee and the Chief Executive Officer. Salary and increases in salary are determined partially by comparison of the executive's salary to salaries for similar positions at comparable companies, the executive's annual performance review, the value of contributions made by the executive and the executive's and the Company's performance in relation to goals established at the beginning of the period.

          In addition to considering the above factors when setting compensation increases, the Compensation Committee also considers the overall financial health of the Company.

          ANNUAL BONUS: The Company also attempts to motivate its executives to make contributions of outstanding value by providing them the opportunity to earn an annual bonus. These bonuses, if paid, can represent a significant portion of the executive's compensation.

          Together the Chief Executive Officer and the Compensation Committee determine the total pool of bonus dollars which can be allocated. Each executive can earn a percentage of the bonus dollars based on the achievement of Company and their organization's goals: For all executives, except Mr. Warkol, the executive's achievements in relation to established goals are evaluated by the Chief Executive Officer. Mr. Warkol's performance is evaluated by the Compensation Committee. Like other executives, the decision to grant Mr. Warkol a bonus is based on the performance of the Company and Mr. Warkol's contributions to the Company in the past fiscal year. The salaries and bonuses paid to executive officers during 1996 are described in the Summary Compensation Table (above).

STOCK OPTION AND OTHER EQUITY PLAN; COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

          The Committee endorses the view that the value of compensation paid to its executive officers, and the Chief Executive Officer in particular, should be closely linked to increases in the value of the Common Stock. Accordingly, the Committee supports option awards under the Company's 1995 Stock Option Plan.

          The compensation paid to executive officers is not determined by reference to any formulas but is determined by the Compensation Committee's evaluation of the particular officer's ability to influence the long-term growth and profitability of the Company. The Committee also considers the Company's performance against certain of its competitors, its general performance against internal goals established by management, and the executive's relative contribution thereto. No stock options were granted in 1996.

          This report is submitted by the members of the Compensation Committee. Daniel Spiegel and Armand P. D'Amato are members of the Committee.

                                PERFORMANCE TABLE

          The following performance table is being provided from February 1, 1996, the date that the Company's Common Stock began publicly trading on the NASDAQ Electronic Bulletin Board.

QUARTER                      HIGH                         LOW
-------                                                   ---
First                        $2.75                        $2.00
Second                        3.18                         1.75
Third                         2.12                         1.50
Fourth                        1.87                         1.50



                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

          The Board of Directors has selected Marden Harrison & Kreuter, certified public accountants, as the Company's independent auditors for the fiscal year ending December 31, 1997, subject to ratification of such appointment by the stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

          Marden Harrison & Kreuter conducted the audit of the financial statements of KSW, Inc. and its subsidiary for the fiscal year ended December 31, 1996.

          It is expected that a representative of Marden Harrison & Kreuter will be present at the Annual Meeting of Stockholders.

          The Board unanimously recommends a vote "FOR" the ratification of the appointment of Marden, Harrison & Kreuter as the Company's independent auditors for the 1997 fiscal year.


                                 PROPOSAL NO. 3

                                  OTHER MATTERS

          The Company knows of no other matter so be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represented as the Board of Directors may recommend.

                             STOCKHOLDERS PROPOSALS

          The Company's By-Laws provide that a stockholder of the Company who intends to nominate persons for election as Directors or introduce other proposals from the floor of an Annual Meeting of Stockholders follow certain notice and disclosure requirements.

          The By-Laws provision requires a stockholder introducing a proposal at an Annual Meeting to notify the Company of such intention not less than 60 days prior to the date of the Annual Meeting. If the Company has given less than 75 days public notice of the date of the Annual Meeting, the stockholder must give such notice so that it is received by the Company not later than 10 days after the public notice is given or the Proxy Statement is mailed. The stockholder's notice must give the information specified in the By-Laws, including information about the stockholder making the proposal, the number of shares such stockholder owns and any interest such stockholder may have in the subject of the proposal. If such stockholder will be nominating persons for election as Directors, certain information specified in the By-Laws must also be given about the nominee and the nominee's interest in the Company.


                                  ANNUAL REPORT


          UPON WRITTEN REQUEST OF ANY STOCKHOLDER, A COPY OF KSWI'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996, INCLUDING A LIST OF THE EXHIBITS THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES & EXCHANGE ACT OF 1934, MAY BE OBTAINED, WITHOUT CHARGE, FROM JAMES OLIVIERO, ASSISTANT SECRETARY, KSW, INC., 37-16 23RD STREET, LONG ISLAND CITY, NEW YORK 11101. EACH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF THE RECORD DATE, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF KSWI'S COMMON STOCK ENTITLED TO VOTE AT THE MEETING.

                                          BY ORDER OF THE BOARD OF
                                                  DIRECTORS



                                          JAMES OLIVIERO
                                          ASSISTANT SECRETARY


PLEASE REMEMBER TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR IMPORTANT VOTE WILL BE COUNTED AT THE ANNUAL MEETING.

PROXY


                                    KSW, INC.

                   ANNUAL MEETING OF STOCKHOLDERS, MAY 5, 1997

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS


          The undersigned hereby appoints __________________________________, or a majority of those present and acting, or if only one is present, then that one, proxies, with full power of substitution, to vote all shares of KSW, INC. which the undersigned is entitled to vote at the Company's Annual Meeting to be held at the Crown Plaza Hotel at LaGuardia Airport, Flushing, New York, on May 5, 1997, at 2:00 p.m., New York time, and at any adjournment thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

1. ELECTION OF DIRECTOR: To elect a nominee as a class II directors below for a three-year term.


/ /   FOR the nominee listed below except as       WITHHOLD AUTHORITY
        marked to the contrary below)              / /  to vote for the nominee
                                                        listed blow

          Nominee for Director for term expiring in 2000.

          Robert Brussel


2. APPOINTMENT OF INDEPENDENT AUDITORS: Check the appropriate box to indicate the manner in which you direct the proxies to vote your shares:



/ /  FOR the ratification of the appointment of Marden, Harrison & Kreuter

/ /  AGAINST the ratification of the appointment of Marden, Harrison & Kreuter

/ /  ABSTAIN

3. In their discretion, upon any other matters which may properly come before the meeting or any adjournments thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

          Receipt of the Notice of Annual Meeting and Proxy Statement of the Company preceding or accompanying the same is hereby acknowledged.

                                    Dated                           , 1997



                                    (Signature of Stockholder)


                                    (Signature of Stockholder)

                                       Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation it should be signed by and authorized officer.

           PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE
                               ENCLOSED ENVELOPE.